                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AGGRESSIVE GROWTH PORTFOLIO


1. Average Annual Total Return (As of October 31, 1996)
        P (1 + T)(n) = ERV



Where:             P =   a hypothetical initial payment of $1,000
                   T =   average annual total return
                   N =   number of years
                 ERV =   ending redeemable value at the end of the period
EXAMPLE:
                         One Year
                   P =   $1,000
                   T =   +23.40%
                   N =   1
                 ERV =   $1,233.98
Since Inception
                   P =   $1,000
                   T =   20.56%
                   N =   *
                 ERV =   $1,254.83


*Since Inception on August 14, 1995


2. YIELD (30 Days Ended October 31, 1996)



                     a - b
       Yield = 2[(   -----  + 1)(6) - 1]
                     c X d

Where:             a =   dividends and interest paid during the period
                   b =   expense dollars during the period (net of reimbursements)
                   c =   the average daily number of shares outstanding during the period
                   d =   the maximum offering price per share on the last day of the period
Example:           a =   $226,975.90
                   b =   $40,746.08
                   c =   10,505,145.6511
                   d =   $12.48
                Yield =  1.710628

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                         CAPITAL OPPORTUNITY PORTFOLIO



1. Average Annual Total Return (As of October 31, 1996)
        P (1 + T)(n) = ERV



Where:             P =   a hypothetical initial payment of $1,000
                   T =   average annual total return
                   N =   number of years
                 ERV =   ending redeemable value at the end of the period
EXAMPLE:
                         One Year
                   P =   $1,000
                   T =   +11.67%
                   N =   1
                 ERV =   $1,116.75
Since Inception
                   P =   $1,000
                   T =   6.63%
                   N =   *
                 ERV =   $1,081.12



*Since Inception on August 14, 1995



2. YIELD (30 Days Ended October 31, 1996)




                   a - b
      Yield = 2[(  -----  + 1)(6) - 1]
                   c X d
Where:             a =   dividends and interest paid during the period
                   b =   expense dollars during the period (net of reimbursements)
                   c =   the average daily number of shares outstanding during the period
                   d =   the maximum offering price per share on the last day of the period
Example:           a =   $27,964.13
                   b =   $37,275.86
                   c =   10,555,954.1136
                   d =   $10.61
                Yield =  0

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GLOBAL ASSET ALLOCATION PORTFOLIO


1. Average Annual Total Return (As of October 31, 1996)
        P (1 + T)(n) = ERV



Where:             P =   a hypothetical initial payment of $1,000
                   T =   average annual total return
                   N =   number of years
                 ERV =   ending redeemable value at the end of the period
EXAMPLE:
                         One Year
                   P =   $1,000
                   T =   +12.34%
                   N =   1
                 ERV =   $1,123.44
Since Inception
                   P =   $1,000
                   T =   12.23%
                   N =   *
                 ERV =   $1,150.33



*Since Inception on August 14, 1995

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                            GLOBAL EQUITY PORTFOLIO


1. Average Annual Total Return (As of October 31, 1996)
        P (1 + T)(n) = ERV



Where:             P =   a hypothetical initial payment of $1,000
                   T =   average annual total return
                   N =   number of years
                 ERV =   ending redeemable value at the end of the period
EXAMPLE:
                         One Year
                   P =   $1,000
                   T =   +17.05%
                   N =   1
                 ERV =   $1,170.48
Since Inception
                   P =   $1,000
                   T =   14.31%
                   N =   *
                 ERV =   $1,170.48



*Since Inception on August 14, 1995